UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 14, 2003


                        ATLANTIC SYNERGY, INC.
             ------------------------------------
   (Exact name of registrant as specified in its charter)






          Nevada           000-49724            91-2079553
        ----------       -------------        ----------------
     (State or other     (Commission         (I.R.S. Employer
     jurisdiction of     File Number)       Identification No.)
     incorporation or
      organization)




                  6 Ave A, Ft. Pierce, FL 34950
   -----------------------------------------------------------------
            (Address of principal executive offices)



   Registrant's telephone number, including area code: (772) 429-1401


                         TERENCENET, INC.
         500 N. Rainbow Blvd., Ste. 300, Las Vegas, NV 89107
                   ------------------------------
  (Former name or former address, if changed since last report)





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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 14, 2003, Atlantic Synergy received a purchase order from QVC, Inc. for air purifiers. The purchase order/contract value is $84,000 USD, which is greater than 10% of the Company's fiscal year 2002 revenues.

















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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     October 15,   2003          ATLANTIC SYNERGY, Inc.



                               /s/ Terence Channon
                               -----------------------------
                               Terence Channon, President






























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